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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 31, 2002
                                 Date of Report
                        (Date of earliest event reported)


                          DANIELSON HOLDING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

                                     1-6732
                            (Commission File Number)


                                   95-6021257
                      (IRS Employer Identification Number)


                             1701 EAST MARKET STREET
                          JEFFERSONVILLE, INDIANA 47130
                    (Address of Principal Executive Offices)


                                 (812) 288-0100
              (Registrant's Telephone Number, Including Area Code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

As disclosed in the press release attached hereto as Exhibit 99.1, American Commercial Lines LLC ("ACL"), a wholly owned subsidiary of registrant Danielson Holding Corporation, announced that ACL submitted a financial restructuring plan to its senior lenders on December 27, 2002 as required under its senior credit facility. ACL has been in discussions with its lenders to explore financial restructuring alternatives. While discussions are ongoing, ACL has elected to utilize the 30-day grace period with respect to the $7.7 million interest payment due on its 11 1/4 percent senior notes and the $0.3 million interest payment due on its 10 1/4 percent senior notes. These ACL interest payments were scheduled for December 31, 2002.

THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS.

READERS ARE REFERRED TO ALL DOCUMENTS FILED BY DANIELSON HOLDING CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

(c)      Exhibits

Exhibit
Number                              Description

99.1     Press Release of American Commercial Lines LLC dated December 31, 2002.







                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    January 2, 2003

DANIELSON HOLDING CORPORATION
(Registrant)


By:      /s/  James J. Wolff
         -------------------
Name:    James J. Wolff
Title:   Senior Vice President
         and Chief Financial Officer
         (Principal Accounting Officer)